                                                                     Exhibit 4.1

                                     BLAIR
                                  CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


  [GRAPHIC]                                                [GRAPHIC]
COMMON STOCK                                             COMMON STOCK
    (NEW)                                              CUSIP 092828 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS
CERTIFIES
THAT





IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT NOMINAL
                      OR PAR VALUE OF THE COMMON STOCK OF

--------------------------------BLAIR CORPORATION-------------------------------

(hereinafter called the "Corporation") transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                      BLAIR CORPORATION

David A. Blair                                              By
SECRETARY                                                   Murray K. McComas
                                                            PRESIDENT
                             [BLAIR CORPORATE SEAL]


Countersigned and Registered
     National City Bank
     (Cleveland, Ohio)
     -------------------------------
                      Transfer Agent
                      and Registrar

BY

                Authorized Signature
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     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common           UNIF GIFT MIN ACT--   Custodian
     TEN ENT--as tenants by the entireties                     (Cust)  (Minor)
     JT TEN --as joint tenants with right of              under Uniform Gifts to
              survivorship and not as tenants                   Minors Act
              in common                                          (State)
    Additional abbreviations may also be used though not in the above list.

For value received______________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------
|                    |
|                    |
----------------------
_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________



                      __________________________________________________________
              NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY